This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this spreadsheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

GMAC COMMERCIAL MORTGAGE SECURITIES, INC. MORTGAGE PASS THROUGH CERTIFICATES SERIES 1999-C3


LOAN
NUMBER                  PROPERTY NAME                                       CITY                     COUNTY
--------------------------------------------------------------------------------------------------------------------------------
21584           Texas Development Investors Apartment Portfolio
21584A          Willow Creek Apartments                                    Houston                  Harris
21584B          Bellfort Southwest IV and V Apartments                     Houston                  Harris
21584C          Southwest Village Apartments                               Houston                  Harris
21584D          Bellfort Southwest III                                     Houston                  Harris
--------------------------------------------------------------------------------------------------------------------------------
GA5851          Alliance TP Portfolio
GA5851-A        Alliance TP - Mulberry Lane Apartments                     Midland                  Midland
GA5851-B        Rambletree Apartments                                      Glen Ellyn               DuPage
GA5851-C        Robin Oaks Apartments                                      Midland                  Midland
GA5614          Sherwood Lakes Apartments                                  Schererville             Lake County
--------------------------------------------------------------------------------------------------------------------------------
22748           Laurel Apartment Portfolio
22748A          Laurel Walk Apartments                                     Charlotte                Mecklenburg
22748B          Laurel Oaks Apartments                                     Raleigh                  Wake
22748C          Laurel Springs Apartments                                  Raleigh                  Wake
TA1103          Village Square Apartments                                  Indianapolis             Marion
--------------------------------------------------------------------------------------------------------------------------------
23908           Tivoli Lakes Club Apartments                               Deerfield Beach          Broward
23650           Columbus Park Apartments                                   Bedford                  Cuyahoga
09-0001248      Plantation Oaks                                            College Station          Brazos
22396           Riverbend and Cedar Lake Apartments
22396A          Riverbend Apartments                                       Norman                   Cleveland
22396B          Cedar Lake Apartments                                      Norman                   Cleveland
--------------------------------------------------------------------------------------------------------------------------------
22471           Austin Lights Apartments                                   Austin                   Travis
19169           St. Augustine Hills Apartments                             Tallahassee              Leon
22603           The Bridgeport Apartments                                  Huntington Beach         Orange
09-0001260      Chimney Apartments                                         El Paso                  El Paso
--------------------------------------------------------------------------------------------------------------------------------
TA5740          Jackson Heights Portfolio
TA5740-A        35-18 95th Street                                          Jackson Heights          Queens
TA5740-B        35-24 95th Street                                          Jackson Heights          Queens
TA5740-C        35-38 95th Street                                          Jackson Heights          Queens
TA5740-D        35-44 95th Street                                          Jackson Heights          Queens
TA5740-E        93-35 Lamont Avenue                                        Elmhurst                 Queens
--------------------------------------------------------------------------------------------------------------------------------
911660589       1110-1120 Beacon Street                                    Brookline                Norfolk
22788           Plaza Apartments                                           Tallahassee              Leon County
22124           Chase Hill Apartments                                      San Antonio              Bexar
22252           Villa Mirage Apartments                                    Lancaster                Los Angeles
20670           Summerchase Apartments                                     Prattville               Autauga
--------------------------------------------------------------------------------------------------------------------------------
TA2352          Satcoms Apartments
TA2352-A        Satcoms - French Quarter Apartments                        Lincoln                   Lancaster
TA2352-B        Crescent Plaza Apartments                                  Lincoln                   Lancaster
TA2352-C        2101 D Street Apartments                                   Lincoln                   Lancaster
TA2352-D        Willow Wood Apartments                                     Lincoln                   Lancaster
TA2352-F        Arapahoe Village Apartments                                Lincoln                   Lancaster
--------------------------------------------------------------------------------------------------------------------------------
09-0001242      Sharpstown Garden Apartments                               Houston                  Harris
902803901       15 Dutch Street                                            New York                 New York
901851850       Summer Pointe & Windrock Apartments                        Norman                   Cleveland
TA4664          St. James Garden Apartments                                Chester                  Delaware
907120356       Community Manor Apartments                                 Henrietta                Monroe
--------------------------------------------------------------------------------------------------------------------------------
09-0001257      Courts of McCallum Apartments                              Dallas                   Collin
TA7792          Mallard Creek Apartments                                   Statesville              Iredell
TA6788          106 South Harrison Street Apartments                       East Orange              Essex
21702           Remond Cliff Plaza Apartments                              Dallas                   Dallas
23193           Rivercrest Apartments                                      Albany                   Dougherty/Lee Counties
--------------------------------------------------------------------------------------------------------------------------------
21956           Canden-Damada Apartments                                   Portage                  Porter
09-0001245      Citadel Apartments                                         Kansas City              Jackson
21857           Los Olivos Apartments                                      Phoenix                  Maricopa
21775           Wickham Gardens Condominiums                               East Hartford            Hartford
21159           The Commodore Apartments                                   Vicksburg                Warren
--------------------------------------------------------------------------------------------------------------------------------
18842           South Park Apartments                                      Manchester               Hartford
23338           Logan Point Apartments                                     Riverside                Riverside
18035           Canyon Hills Apartments                                    El Paso                  El Paso
22494           Oak Forest Apartments                                      Bryan-College Station    Brazos
23294           Park West I Apartments                                     Atlanta                  Fulton
--------------------------------------------------------------------------------------------------------------------------------
TA4080          120 South Harrison Street                                  East Orange              Essex
TA5681          Park Villa Apartments                                      Oxford                   Oakland
21856           13400 Victory Apartments                                   Valley Glen              Los Angeles
09-0001259      Hideaway Apartments                                        Tulsa                    Tulsa




GMAC COMMERCIAL MORTGAGE SECURITIES 1999-C3

                                                                                INITIAL
LOAN                                                      INITIAL POOL         POOL BALANCE
NUMBER               STATE               ZIP CODE          BALANCE ($)         PER UNIT ($)     UTILITIES PAID BY TENANT
-------------------------------------------------------------------------------------------------------------------------------
21584                                                       26,943,812             11,634                     -
21584A               Texas                 77012                     -                  -     Electricity/Cable
21584B               Texas                 77071                     -                  -     Electricity/Cable
21584C               Texas                 77477                     -                  -     Electricity/Cable
21584D               Texas                 77035                     -                  -     Electricity/Cable
-------------------------------------------------------------------------------------------------------------------------------
GA5851                                                      24,905,460             37,736                     -
GA5851-A             Michigan              48642                     -                  -     Electricity
GA5851-B             Illinois              60137                     -                  -     Electricity
GA5851-C             Michigan              48642                     -                  -     Electricity
GA5614               Indiana               46375            20,181,152             35,037     None
-------------------------------------------------------------------------------------------------------------------------------
22748                                                       17,961,949             46,776                     -
22748A               North Carolina        28270                     -                  -     Gas/Electricity/Cable
22748B               North Carolina        27613                     -                  -     Gas/Electricity/Cable
22748C               North Carolina        27609                     -                  -     Gas/Electricity/Cable
TA1103               Indiana               46224            15,004,509             24,437     Electricity
-------------------------------------------------------------------------------------------------------------------------------
23908                Florida               33441            13,600,000             48,921     Gas/Electricity/Cable
23650                Ohio                  44146            12,250,000             19,600     Electricity/Cable
09-0001248           Texas                 77840             9,445,587             21,084     Electricity
22396                                                        9,237,180             25,101                     -
22396A               Oklahoma              73071                     -                  -     Gas/Electricity/Cable
22396B               Oklahoma              73072                     -                  -     Gas/Electricity/Cable
-------------------------------------------------------------------------------------------------------------------------------
22471                Texas                 78723             7,346,276             25,686     Water/Electricity/Cable
19169                Florida               32301             6,993,350             39,735     Water/Gas/Electricity/Cable
22603                California            92649             6,031,716             91,390     Gas/Electricity/Cable
09-0001260           Texas                 79912             5,800,000             25,893     Electricity
-------------------------------------------------------------------------------------------------------------------------------
TA5740                                                       5,722,696             33,663                     -
TA5740-A             New York              11372                     -                  -     Gas/Electricity
TA5740-B             New York              11372                     -                  -     Gas/Electricity
TA5740-C             New York              11372                     -                  -     Gas/Electricity
TA5740-D             New York              11372                     -                  -     Gas/Electricity
TA5740-E             New York              11372                     -                  -     Gas/Electricity
-------------------------------------------------------------------------------------------------------------------------------
911660589            Massachusetts         02146             5,700,000            142,500     Electricity
22788                Florida               32304             5,200,000             17,993     Gas/Electricity
22124                Texas                 78256             4,989,311             24,947     Electricity/Cable
22252                California            93534             4,919,467             15,373     Gas/Electricity/Cable
20670                Alabama               36066             4,897,430             32,220     Gas/Electricity/Cable
-------------------------------------------------------------------------------------------------------------------------------
TA2352                                                       4,676,894             18,058                     -
TA2352-A             Nebraska              68503                     -                  -     Unavailable
TA2352-B             Nebraska              68504                     -                  -     Unavailable
TA2352-C             Nebraska              68502                     -                  -     Unavailable
TA2352-D             Nebraska              68502                     -                  -     Unavailable
TA2352-F             Nebraska              68502                     -                  -     Unavailable
-------------------------------------------------------------------------------------------------------------------------------
09-0001242           Texas                 77074             4,494,595             11,379     108 Tenants pay Electricity
902803901            New York              10038             4,440,000            341,538     Electricity
901851850            Oklahoma              73072             4,059,000             21,141     Electricity
TA4664               Pennsylvania          19013             3,959,525             17,366     Electricity
907120356            New York              14623             3,740,000             28,333     Electricity
-------------------------------------------------------------------------------------------------------------------------------
09-0001257           Texas                 75252             3,483,582             24,192     Electricity
TA7792               North Carolina        28677             3,345,594             21,175     Electricity
TA6788               New Jersey            07019             3,265,023             27,209     Gas/Electricity
21702                Texas                 75211             3,196,011             29,055     None
23193                Georgia               31705             2,746,460             22,887     Water/Gas/Electricity/Cable
-------------------------------------------------------------------------------------------------------------------------------
21956                Indiana               46368             2,596,494             25,965     Electricity/Cable
09-0001245           Missouri              64110             2,556,754             15,590     Electricity
21857                Arizona               85021             2,255,360             35,240     Gas/Electricity/Cable
21775                Connecticut           06108             2,078,934             25,047     Electricity/Cable
21159                Mississippi           39180             2,078,804             20,788     Electricity/Cable
-------------------------------------------------------------------------------------------------------------------------------
18842                Connecticut           06040             2,047,235             34,699     Electricity/Cable
23338                California            92501             1,960,000             33,793     Gas/Electricity/Cable
18035                Texas                 79904             1,796,627             16,333     Gas/Electricity/Cable
22494                Texas                 77801             1,670,000             23,194     Electricity/Cable
23294                Georgia               30331             1,325,000             13,250     Gas/Electricity/Cable
-------------------------------------------------------------------------------------------------------------------------------
TA4080               New Jersey            07018             1,235,151             27,448     Gas/Electricity
TA5681               Michigan              48371             1,090,010             30,278     Gas/Electricity
21856                California            91401               869,571             31,056     Gas/Electricity/Cable
09-0001259           Oklahoma              74105               799,426             19,498     None



GMAC COMMERCIAL MORTGAGE SECURITIES 1999-C3

                     STUDIOS                 1 BEDROOM                 2 BEDROOM                  3 BEDROOM
                     -------                 ---------                 ---------                  ---------
LOAN                     AVG RENT                   AVG RENT                   AVG RENT                   AVG RENT
NUMBER         # UNITS   PER MO. ($)    # UNITS    PER MO. ($)     # UNITS    PER MO. ($)     # UNITS    PER MO. ($)
----------------------------------------------------------------------------------------------------------------------
21584
21584A              0           0        1,401          374           276          518             0            0
21584B              3         275          166          345           168          469             8          585
21584C              0           0          118          394            80          536             0            0
21584D              4         315           32          375            60          479             0            0
------------------------------------------------------------------------------------------------------------------
GA5851
GA5851-A            0           0           22          535           198          595            44          705
GA5851-B            0           0          152          654           100          852            12        1,000
GA5851-C            0           0           36          540            96          550             0            0
GA5614              0           0          252          550           324          653             0            0
------------------------------------------------------------------------------------------------------------------
22748
22748A              0           0           48          650            50          836             0            0
22748B              0           0          106          635            58          846             0            0
22748C              0           0           50          660            72          851             0            0
TA1103              0           0          184          453           340          543            90          672
------------------------------------------------------------------------------------------------------------------
23908               0           0          134          762           144          890             0            0
23650               0           0          208          465           393          600            24          725
09-0001248          0           0          272          410           150          572            24          805
22396
22396A              0           0          108          372           108          478             0            0
22396B              0           0           76          384            76          501             0            0
------------------------------------------------------------------------------------------------------------------
22471               0           0           65          495           220          642             1          641
19169               0           0          132          569            44          670             0            0
22603               0           0           15          765            33        1,217            18        1,427
09-0001260          0           0          144          432            80          575             0            0
------------------------------------------------------------------------------------------------------------------
TA5740
TA5740-A            0           0            1          676            19          667             0            0
TA5740-B            0           0            0            0            20          569             0            0
TA5740-C            0           0            0            0            20          583             0            0
TA5740-D            0           0            0            0            20          652             0            0
TA5740-E           38         540           51          570             1            0             0            0
------------------------------------------------------------------------------------------------------------------
911660589           0           0            3        1,533            31        1,662             6        1,865
22788              68         405          162          380            48          560            11          677
22124              32         379           60          457           107          551             1          935
22252               0           0           64          475           232          500            24          650
20670               0           0           64          475            64          565            24          675
------------------------------------------------------------------------------------------------------------------
TA2352
TA2352-A            0           0           11          350            36          431             0            0
TA2352-B            0           0           21          395            33          480             0            0
TA2352-C            0           0           14          370             0            0             0            0
TA2352-D            0           0           23          350            73          409             0            0
TA2352-F            0           0           36          380            12          497             0            0
------------------------------------------------------------------------------------------------------------------
09-0001242          0           0          232          366           125          484            38          592
902803901          13        3481            0            0             0            0             0            0
901851850           0           0           88          396            90          509             8          558
TA4664              0           0          144          457            84          550             0            0
907120356           0           0           66          568            66          653             0            0
------------------------------------------------------------------------------------------------------------------
09-0001257          0           0          125          459            19          627             0            0
TA7792              0           0           63          365            95          456             0            0
TA6788              0           0           83          600            37          700             0            0
21702               0           0           20          485            50          575            30          650
23193               0           0            0            0             0            0           120          523
------------------------------------------------------------------------------------------------------------------
21956               0           0           19          464            81          552             0            0
09-0001245          0           0           68          418            96          496             0            0
21857               0           0            0            0            49          619            15          778
21775               0           0           48          555            35          638             0            0
21159               0           0           48          442            36            0            16            0
------------------------------------------------------------------------------------------------------------------
18842               0           0           33          595            26          695             0            0
23338               0           0           24          495            29          601             5          725
18035               0           0           32          412            72          496             6          625
22494               0           0            0            0            72          432             0            0
23294               0           0            0            0            88          450            12          495
------------------------------------------------------------------------------------------------------------------
TA4080              7         425           13          602            16          912             9          967
TA5681              0           0           25          475            10          565             1          685
21856               3         450           21          550             4          700             0            0
09-0001259          0           0           31          526            10          625             0            0



GMAC COMMERCIAL MORTGAGE SECURITIES 1999-C3

                       4 BEDROOM                 5 BEDROOM
                 ---------------------      ---------------------     NUMBER
LOAN                         AVG RENT                   AVG RENT        OF
NUMBER           # UNITS    PER MO. ($)     #UNITS     PER MO. ($)   ELEVATORS
--------------------------------------------------------------------------------
21584
21584A               0            0             0            0          0
21584B               0            0             0            0          0
21584C               0            0             0            0          0
21584D               0            0             0            0          0
-------------------------------------------------------------------------------
GA5851
GA5851-A             0            0             0            0          0
GA5851-B             0            0             0            0          0
GA5851-C             0            0             0            0          0
GA5614               0            0             0            0          0
-------------------------------------------------------------------------------
22748
22748A               0            0             0            0          0
22748B               0            0             0            0          0
22748C               0            0             0            0          0
TA1103               0            0             0            0          0
-------------------------------------------------------------------------------
23908                0            0             0            0          0
23650                0            0             0            0         10
09-0001248           1        1,150             1        1,450          0
22396
22396A               0            0             0            0          0
22396B               0            0             0            0          0
-------------------------------------------------------------------------------
22471                0            0             0            0          0
19169                0            0             0            0          0
22603                0            0             0            0          0
09-0001260           0            0             0            0          0
-------------------------------------------------------------------------------
TA5740
TA5740-A             0            0             0            0          0
TA5740-B             0            0             0            0          0
TA5740-C             0            0             0            0          0
TA5740-D             0            0             0            0          0
TA5740-E             0            0             0            0          2
-------------------------------------------------------------------------------
911660589            0            0             0            0          2
22788                0            0             0            0          0
22124                0            0             0            0          0
22252                0            0             0            0          0
20670                0            0             0            0          0
-------------------------------------------------------------------------------
TA2352
TA2352-A             0            0             0            0          0
TA2352-B             0            0             0            0          0
TA2352-C             0            0             0            0          0
TA2352-D             0            0             0            0          0
TA2352-F             0            0             0            0          0
-------------------------------------------------------------------------------
09-0001242           0            0             0            0          0
902803901            0            0             0            0          2
901851850            6          800             0            0          0
TA4664               0            0             0            0          0
907120356            0            0             0            0          0
-------------------------------------------------------------------------------
09-0001257           0            0             0            0          0
TA7792               0            0             0            0          0
TA6788               0            0             0            0          2
21702               10          715             0            0          0
23193                0            0             0            0          0
-------------------------------------------------------------------------------
21956                0            0             0            0          0
09-0001245           0            0             0            0          0
21857                0            0             0            0          0
21775                0            0             0            0          0
21159                0            0             0            0          0
-------------------------------------------------------------------------------
18842                0            0             0            0          0
23338                0            0             0            0          0
18035                0            0             0            0          0
22494                0            0             0            0          0
23294                0            0             0            0          0
-------------------------------------------------------------------------------
TA4080               0            0             0            0          1
TA5681               0            0             0            0          0
21856                0            0             0            0          0
09-0001259           0            0             0            0          0


